EXHIBIT (4)(t)

FORM OF RIDER (RETIREMENT INCOME CHOICE)

Home Office:
4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319)355-8511
A Stock Company (Hereafter called the Company, we, our or us)

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

AND DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

Rider Data Specification

Policy Number:	12345
Rider Date:	01/01/2008
Growth Rate Percentage:	5.00%
Initial Rider Fee Percentage:	0.85%
Annuitant:	John Doe

Annuitant’s Issue Age/Sex:	35 / Male

ARTICLE I

You may cancel this rider before midnight of the thirtieth day after you received it and no rider fees will be assessed.

This rider will terminate upon the annuitant’s death, if you surrender your policy, elect to upgrade (as described in Article III of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached, is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, [100%] of your policy value must be in one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Funds

Investment options authorized for use with this rider and identified by us as designated funds.

RGMB 27 0108	(1)	(Income/Death-Single)

ARTICLE I CONTINUED

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The rider fee is the rider fee percentage multiplied by the withdrawal base at the time the fee is deducted. This amount will change if the withdrawal base changes; however, the rider fee percentage will not change during the first five rider years. This fee will be deducted from each investment option in proportion to the amount of policy value in that investment option on each rider anniversary prior to any increase in the withdrawal base. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider anniversary.

Rider Withdrawal Amount

The total amount that can be withdrawn from the policy each rider year without reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the rider withdrawal amount each rider year, regardless of the policy value, until the annuitant’s death.

The withdrawal percentage is determined by the attained age (age at last birthday) of the annuitant at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the annuitant’s [59th] birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade and redetermined at that time. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage

0 - 58	0.0%
59 - 69	5.0%
70 - 79	6.0%
80 +	7.0%

If the annuitant is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the annuitant’s [59th] birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency in accordance with the policy provisions to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

RGMB 27 0108	(2)	(Income/Death-Single)

ARTICLE II CONTINUED

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant. Proof of survival and the issue age may be required by the Company.

If the annuitant’s age has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the designated funds was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount. An amount in addition to the amount described in 2) above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess withdrawal.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

RGMB 27 0108	(3)	(Income/Death-Single)

ARTICLE II CONTINUED

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During the rider year, the withdrawal base is increased by subsequent premium payments (less any premium enhancements), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest [monthly] policy value; or

4)	The current withdrawal base immediately prior to anniversary processing increased by the growth rate percentage.

The highest [monthly] policy value will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up if the greater of the policy value on the rider anniversary or the highest [monthly] policy value exceeds the withdrawal base. This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee percentage may be changed due to an automatic step-up. But there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentage shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us. Changes as a result of the automatic step-up feature will be reversed. And any increase in the rider fee percentage will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

RGMB 27 0108	(4)	(Income/Death-Single)

ARTICLE II CONTINUED

DEATH BENEFIT

Upon the annuitant’s death, we will pay an additional death benefit amount equal to the excess, if any, of the rider death benefit over the base policy death benefit and this rider will then terminate. The rider death benefit on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The rider death benefit after the rider date is equal to the rider death benefit on the rider date plus any premiums (not including premium enhancements, if any) added after the rider date less any rider death benefit adjustments.

The rider death benefit does not reset due to the automatic step-up.

RIDER DEATH BENEFIT ADJUSTMENTS

Cumulative gross partial withdrawals, taken in a rider year, up to the rider withdrawal amount will reduce the rider death benefit by the same amount (dollar for dollar). Excess withdrawals will reduce the rider death benefit by the greater of:

1)	the excess withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess withdrawal;

B)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal; and

C)	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal.

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. No additional death benefit will be paid under this rider at this time.

In the case of non spousal joint owners where an owner who is not the annuitant dies, the surviving owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the rider withdrawal amount divided by the number of payments made per year. Once the payments begin, no additional premium payments will be accepted and no additional withdrawals will be paid. If these payments are elected but the annuitant dies before the rider death benefit equals zero, the annuitant’s beneficiary will receive a death benefit equal to the rider death benefit.

ANNUITIZATION

Prior to the maximum annuity commencement date, the company will provide you with lifetime income payments that are no less than your maximum annual withdrawal amount if a Life Only Payment Option (No Period Certain) is elected. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the maximum annual withdrawal amount divided by the number of payments made per year.

RGMB 27 0108	(5)	(Income/Death-Single)

ARTICLE III CONTINUED

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage which may be lower than this rider’s growth rate percentage. The new rider will have its own rider fee percentage which may be higher than this rider’s rider fee percentage.

At the time of upgrade, the rider death benefit will also be upgraded to the policy value and the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 27 0108	(6)	(Income/Death-Single)

Home Office:
4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319)355-8511
A Stock Company (Hereafter called the Company, we, our or us)

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

AND DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

Rider Data Specification

Policy Number:	12345
Rider Date:	01/01/2008
Growth Rate Percentage:	5.00%
Initial Rider Fee Percentage:	1.00%
Annuitant:	JOHN DOE

Annuitant’s Issue Age/Sex:	35 / MALE

ARTICLE I

You may cancel this rider before midnight of the thirtieth day after you received it and no rider fees will be assessed.

This rider will terminate upon the annuitant’s death, if you surrender your policy, elect to upgrade (as described in Article III of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached, is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, [100%] of your policy value must be in one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Funds

Investment options authorized for use with this rider and identified by us as designated funds.

RGMB 29 0108	(1)	(Income/Death-Single - Enh)

ARTICLE I CONTINUED

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The rider fee is the rider fee percentage multiplied by the withdrawal base at the time the fee is deducted. This amount will change if the withdrawal base changes; however, the rider fee percentage will not change during the first five rider years. This fee will be deducted from each investment option in proportion to the amount of policy value in that investment option on each rider anniversary prior to any increase in the withdrawal base. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider anniversary.

Rider Withdrawal Amount

The total amount that can be withdrawn from the policy each rider year without reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the rider withdrawal amount each rider year, regardless of the policy value, until the annuitant’s death.

The withdrawal percentage is determined by the attained age (age at last birthday) of the annuitant at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the annuitant’s [59th] birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade and redetermined at that time. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage

0 - 58	0.0%
59 - 69	5.0%
70 - 79	6.0%
80 +	7.0%

If the annuitant is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the annuitant’s [59th] birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency in accordance with the policy provisions to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

RGMB 29 0108	(2)	(Income/Death-Single - Enh)

ARTICLE II CONTINUED

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant. Proof of survival and the issue age may be required by the Company.

If the annuitant’s age has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the designated funds was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount. An amount in addition to the amount described in 2) above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess withdrawal.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During the rider year, the withdrawal base is increased by subsequent premium payments (less any premium enhancements), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest [monthly] policy value; or

4)	The current withdrawal base immediately prior to anniversary processing increased by the growth rate percentage.

The highest [monthly] policy value will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

RGMB 29 0108	(3)	(Income/Death-Single - Enh)

ARTICLE II CONTINUED

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up if the greater of the policy value on the rider anniversary or the highest [monthly] policy value exceeds the withdrawal base. This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee percentage may be changed due to an automatic step-up. But there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentage shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee percentage will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

DEATH BENEFIT

Upon the annuitant’s death, we will pay an additional death benefit amount equal to the excess, if any, of the rider death benefit over the base policy death benefit and this rider will then terminate. The rider death benefit on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The rider death benefit after the rider date is equal to the rider death benefit on the rider date plus any premiums (not including premium enhancements, if any) added after the rider date less any rider death benefit adjustments.

The rider death benefit does not reset due to the automatic step-up.

RIDER DEATH BENEFIT ADJUSTMENTS

Cumulative gross partial withdrawals, taken in a rider year, up to the rider withdrawal amount will reduce the rider death benefit by the same amount (dollar for dollar). Excess withdrawals will reduce the rider death benefit by the greater of:

1)	the excess withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess withdrawal;

B)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal; and

C)	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal.

RGMB 29 0108	(4)	(Income/Death-Single - Enh)

ARTICLE II CONTINUED

NURSING CARE OPTION

Definitions applicable to this option:

Elimination Period - [180 days] within the last [365 days.]

Hospital - An institution which 1) is operated pursuant to the laws of the jurisdiction in which it is located, 2) operates primarily for the care and treatment of sick and injured persons on an inpatient basis, 3) provides 24-hour nursing service by or under the supervision of registered graduate professional nurses, 4) is supervised by a staff of one or more licensed physicians, and 5) has medical, surgical and diagnostic facilities or access to such facilities.

Medical Necessity - Confinement prescribed by a physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical ailments.

Nursing Facility - A facility which 1) is licensed to operate pursuant to the laws and regulations of the state in which it is located, 2) provides care prescribed by a physician and performed or supervised by a registered graduate nurse on a 24-hour basis, 7 days a week, and 3) is not primarily a hospital, a home for the aged, a retirement home, a rest home, a community or assisted living center or a place primarily for the treatment of alcoholism, mental illness, or drug abuse.

Physician - A Doctor of Medicine or Doctor of Osteopathy who is licensed as such and operating within the scope of the license.

Waiting Period - [12 months] from the rider date.

If the annuitant is confined, due to a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period, benefits from this option are available provided that the waiting period requirement has been satisfied. The elimination period and waiting period do not need to occur consecutively. The nursing care option provides an increase to the withdrawal percentage (as described in the guaranteed lifetime withdrawal benefit provision of this Article), until the annuitant is no longer confined as described above. The increase in the withdrawal percentage provided by this option will be as follows:

Attained Age at First Withdrawal	Nursing Care Option Increase Percentage

[59+]	[100%]

As an example of the nursing care option benefit, assume that the first withdrawal under the rider was taken at attained age 72 and the applicable withdrawal percentage is 6.0%. If the qualification conditions for this option are met at any later date, then the withdrawal percentage will be increased by the nursing care option increase percentage applicable for attained age 72. The applicable attained age is based on the first withdrawal of any amount from the policy value under the rider itself, and is not based on any withdrawal under the nursing care option, unless that withdrawal is also the first withdrawal of any policy value under the rider itself.

If the nursing care option increase percentage for attained age 72 is 100%, then the nursing care option benefit provides an additional 6.0% to the withdrawal percentage resulting in a total withdrawal percentage of 12.0% while the nursing care option benefit continues to be available.

RGMB 29 0108	(5)	(Income/Death-Single - Enh)

ARTICLE II CONTINUED

We will require confirmation of confinement while benefits are being received. Confirmation of confinement must be deemed satisfactory to us. Confirmation of confinement may be a statement from a physician or a hospital or nursing facility administrator and any other information deemed necessary by us to confirm confinement. When confinement has ceased, the withdrawal percentage will be as indicated in the guaranteed lifetime withdrawal benefit provision previously described in this Article. If confinement ceases and the rider remains active, you may re-qualify by satisfying the elimination period requirement and the benefits under this option will be available.

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. No additional death benefit will be paid under this rider at this time.

In the case of non-spousal joint owners where an owner who is not the annuitant dies, the surviving owner (who is also the sole designated beneficiary) may elect to receive lifetime income payments under this rider instead of receiving any benefits applicable to the policy. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the rider withdrawal amount divided by the number of payments made per year. Once the payments begin, no additional premium payments will be accepted and no additional withdrawals will be paid. If these payments are elected but the annuitant dies before the rider death benefit equals zero, the annuitant’s beneficiary will receive a death benefit equal to the rider death benefit.

ANNUITIZATION

Prior to the maximum annuity commencement date, the company will provide you with lifetime income payments that are no less than your rider withdrawal amount if a Life Only Payment Option (No Period Certain) is elected. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the rider withdrawal amount divided by the number of payments made per year.

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage which may be lower than this rider’s growth rate percentage. The new rider will have its own rider fee percentage which may be higher than this rider’s rider fee percentage.

At the time of upgrade, the rider death benefit will also be upgraded to the policy value and the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 29 0108	(6)	(Income/Death-Single - Enh)

Home Office:
4333 Edgewood Road N.E. Cedar Rapids, Iowa 52499 (319)355-8511
A Stock Company (Hereafter called the Company, we, our or us)

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

AND DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

Rider Data Specification

Policy Number:	12345
Rider Date:	01/01/2008
Growth Rate Percentage:	5.00%
Initial Rider Fee Percentage:	1.10%
Annuitant:	JOHN DOE

Annuitant’s Issue Age/Sex:	35 / MALE
Annuitant’s Spouse:	JANE DOE
Annuitant’s Spouse’s Issue Age/Sex:	35 / FEMALE

ARTICLE I

You may cancel this rider before midnight of the thirtieth day after you received it and no rider fees will be assessed.

This rider will terminate upon the later of the annuitant’s or annuitant’s spouse’s death, if you surrender your policy, elect to upgrade (as described in Article III of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached, is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, [l00%] of your policy value must be in one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

The annuitant’s spouse as of the rider date is hereafter referred to as the annuitant’s spouse. As it pertains to the benefits of this rider, the annuitant’s spouse cannot be changed. The annuitant’s spouse must be the sole primary beneficiary and/or a joint owner. The only living owners allowed on the policy to which this rider is attached are the annuitant and the annuitant’s spouse.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Funds

Investment options authorized for use with this rider and identified by us as designated funds.

RGMB 27 0108	(1)	(Income/Death-Joint)

ARTICLE I CONTINUED

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The rider fee is the rider fee percentage multiplied by the withdrawal base at the time the fee is deducted. This amount will change if the withdrawal base changes; however, the rider fee percentage will not change during the first five rider years. This fee will be deducted from each investment option in proportion to the amount of policy value in that investment option on each rider anniversary prior to any increase in the withdrawal base. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider anniversary.

Rider Withdrawal Amount

The total amount that can be withdrawn from the policy each rider year without reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the rider withdrawal amount each rider year, regardless of the policy value, until the annuitant’s or the annuitant’s spouse’s death, whichever is later.

The withdrawal percentage is determined by the attained age (age at last birthday) of the younger of the living spouses at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the younger of the living spouse’s 59th birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade and redetermined at that time. The withdrawal percentages are shown in the table below.

Attained Age	Withdrawal Percentage

0 - 58	0.0%
59 - 69	5.0%
70 - 79	6.0%
80 +	7.0%

If the younger of the annuitant and the annuitant’s spouse is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the younger of the living spouse’s [59th] birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency in accordance with the policy provisions to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

RGMB 27 0108	(2)	(Income/Death-Joint)

ARTICLE II CONTINUED

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant or annuitant’s spouse being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant and annuitant’s spouse. Proof of survival and the issue ages may be required by the Company.

If the younger of the spouse’s age has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the designated funds was zero, the amount of the overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount. An amount in addition to the amount described in 2) above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess withdrawal.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

RGMB 27 0108	(3)	(Income/Death-Joint)

ARTICLE II CONTINUED

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During the rider year, the withdrawal base is increased by subsequent premium payments (less any premium enhancements), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest [monthly] policy value; or

4)	The current withdrawal base immediately prior to anniversary processing increased by the growth rate percentage.

The highest [monthly] policy value will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up if the greater of the policy value on the rider anniversary or the highest [monthly] policy value exceeds the withdrawal base. This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee percentage may be changed due to an automatic step-up. But there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentage shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee percentage will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

RGMB 27 0108	(4)	(Income/Death-Joint)

ARTICLE II CONTINUED

DEATH BENEFIT

Upon the later of the annuitant or the annuitant’s spouse’s death, we will pay an additional death benefit amount equal to the excess, if any, of the rider death benefit over the base policy death benefit and this rider will then terminate. The rider death benefit on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The rider death benefit after the rider date is equal to the rider death benefit on the rider date plus any premiums (not including premium enhancements, if any) added after the rider date less any rider death benefit adjustments.

The rider death benefit does not reset due to the automatic step-up.

RIDER DEATH BENEFIT ADJUSTMENTS

Cumulative gross partial withdrawals, taken in a rider year, up to the rider withdrawal amount will reduce the rider death benefit by the same amount (dollar for dollar). Excess withdrawals will reduce the rider death benefit by the greater of:

1)	the excess withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess withdrawal;

B)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal; and

C)	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal.

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. No additional death benefit will be paid under this rider at this time.

ANNUITIZATION

Prior to the maximum annuity commencement date, the company will provide you with lifetime income payments that are no less than your rider withdrawal amount if a Life Only Payment Option (No Period Certain) is elected. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the rider withdrawal amount divided by the number of payments made per year.

RGMB 27 0108	(5)	(Income/Death-Joint)

ARTICLE III CONTINUED

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage which may be lower than this rider’s growth rate percentage. The new rider will have its own rider fee percentage which may be higher than this rider’s rider fee percentage.

At the time of upgrade, the rider death benefit amount will also be upgraded to the policy value and the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 27 0108	(6)	(Income/Death-Joint)

Home Office:
4333 Edgewood Road N.E.
Cedar Rapids, Iowa 52499
(319)355-8511
A Stock Company (Hereafter called the Company, we, our or us)

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

AND DEATH BENEFIT RIDER

This rider is issued as a part of the policy (contract) to which it is attached. Policy refers to the individual policy if the rider is attached to an individual annuity or the group certificate if the rider is attached to a group annuity.

Rider Data Specification

Policy Number:	12345
Rider Date:	01/01/2008
Growth Rate Percentage:	5.00%
Initial Rider Fee Percentage:	1.40%
Annuitant:	JOHN DOE

Annuitant’s Issue Age/Sex:	35 / MALE
Annuitant’s Spouse:	JANE DOE
Annuitant’s Spouse’s Issue Age/Sex:	35 / FEMALE

ARTICLE I

You may cancel this rider before midnight of the thirtieth day after you received it and no rider fees will be assessed.

This rider will terminate upon the later of the annuitant’s or annuitant’s spouse’s death, if you surrender your policy, elect to upgrade (as described in Article III of this rider), or elect to receive annuity payments under your policy. This rider will also terminate if the policy to which this rider is attached, is assigned or if the owner is changed without our approval. You can terminate this rider within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter. Termination of the rider will result in the loss of all benefits provided by the rider.

If you elect this rider, [100%] of your policy value must be in one or more of the designated funds. You can generally transfer between the designated funds as permitted under your policy; however, you cannot make transfers as provided for in the policy to a non-designated fund while this rider is in force. If you wish to make a transfer to a non-designated fund, this rider must be terminated, as described above, prior to making the transfer.

The annuitant’s spouse as of the rider date is hereafter referred to as the annuitant’s spouse. As it pertains to the benefits of this rider, the annuitant’s spouse cannot be changed. The annuitant’s spouse must be the sole primary beneficiary and/or a joint owner. The only living owners allowed on the policy to which this rider is attached are the annuitant and the annuitant’s spouse.

A rider fee will be deducted on each rider anniversary and upon rider termination as described below.

DEFINITIONS:

Terms used that are not defined in this rider shall have the same meaning as those in your policy.

Designated Funds

Investment options authorized for use with this rider and identified by us as designated funds.

RGMB 29 0108	(1)	(Income/Death-Joint - Enh)

ARTICLE I CONTINUED

Excess Withdrawal

The excess of a gross partial withdrawal over the rider withdrawal amount remaining prior to the withdrawal, if any.

Gross Partial Withdrawal

The amount which will be deducted from your policy value as a result of each partial withdrawal.

Rider Anniversary

The anniversary of the rider date.

Rider Fee

The rider fee is the rider fee percentage multiplied by the withdrawal base at the time the fee is deducted. This amount will change if the withdrawal base changes; however, the rider fee percentage will not change during the first five rider years. This fee will be deducted from each investment option in proportion to the amount of policy value in that investment option on each rider anniversary prior to any increase in the withdrawal base. A portion of this fee will also be deducted when the rider is terminated based on the number of days that have elapsed since the previous rider anniversary.

Rider Withdrawal Amount

The total amount that can be withdrawn from the policy each rider year without reducing the withdrawal base. This amount will change if the withdrawal base changes.

Rider Year

Each twelve-month period following the rider date.

Withdrawal Base

The amount used to calculate the rider withdrawal amount and the rider fee. This amount cannot be taken as a lump sum.

ARTICLE II

GUARANTEED LIFETIME WITHDRAWAL BENEFIT

Under this rider, we guarantee that you can withdraw up to the rider withdrawal amount each rider year, regardless of the policy value, until the annuitant’s or the annuitant’s spouse’s death, whichever is later.

The withdrawal percentage is determined by the attained age (age at last birthday) of the younger of the living spouses at the time of the first withdrawal of any amount from the policy value taken on or after the rider anniversary following the younger of the living spouse’s [59th] birthday. Once the withdrawal percentage is established, it may only be changed by an upgrade and redetermined at that time. The withdrawal percentages are shown in the table below.

Withdrawal
Attained Age	Percentage

0 - 58	0.0%
59 - 69	5.0%
70 - 79	6.0%
80 +	7.0%

If the younger of the annuitant and the annuitant’s spouse is not yet [59] on the rider date, the withdrawal percentage will be zero until the rider anniversary following the younger of the living spouse’s [59th] birthday.

Withdrawals will reduce the policy value of the policy to which this rider is attached. If the policy value equals zero, you cannot make subsequent premium payments and all other policy features, benefits and guarantees are no longer available. Withdrawals guaranteed by this rider can be continued by selecting an amount and frequency in accordance with the policy provisions to which this rider attaches. Once the payment amount and frequency are established, they cannot be changed and no additional withdrawals will be allowed.

RGMB 29 0108	(2)	(Income/Death-Joint - Enh)

ARTICLE II CONTINUED

ISSUE AGE AND SURVIVAL

The benefits under this rider depend on the annuitant or annuitant’s spouse being alive at the time of withdrawal and the amount of the benefit depends on the issue age of the annuitant and annuitant’s spouse. Proof of survival and the issue ages may be required by the Company.

If the younger of the spouse’s age has been misstated, this rider’s fees and benefits will be adjusted to the amounts which would have been calculated for the correct age. However, if this rider would not have been issued had the age not been misstated, the rider is treated as if it never existed. If withdrawals under the provisions of the rider have already commenced and the misstatement caused the rider withdrawal amount to be overstated, any withdrawal in excess of the correct rider withdrawal amount will be considered an excess withdrawal and will impact the withdrawal base and rider withdrawal amount. If overpayments occurred when the sum of the accumulated values in all the designated funds was zero, the amount of that overpayment will be deducted from one or more future payments until this amount is paid in full.

RIDER WITHDRAWAL AMOUNT

The rider withdrawal amount will be equal to the greater of 1) and 2), where:

1)	is the withdrawal percentage multiplied by the withdrawal base;

2)	is an amount equal to the minimum required distribution amount. Prior to the 1st rider anniversary, this amount is based on the initial policy value on the rider date. After this time, the minimum required distribution is calculated based on the rules established by the IRS. The minimum required distribution may only be used if all of the following are true:

A)	the policy to which this rider is attached is a tax-qualified policy for which IRS minimum required distributions are required,

B)	the minimum required distributions do not start prior to the annuitant’s attained age 70 1/2,

C)	the minimum required distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

D)	the minimum required distributions are based on age of the living annuitant or the annuitant’s spouse if the annuitant is deceased. The minimum required distributions can not be based on the age of someone who is deceased,

E)	the minimum required distributions are based only on the policy to which this rider is attached, and

F)	the minimum required distributions are only for the current rider year. Amounts carried over from past rider years are not considered.

If any of the above are not true, then 2) is equal to zero and it is not available as a rider withdrawal amount. An amount in addition to the amount described in 2) above, may need to be taken to satisfy minimum required distributions, in certain situations. Such additional withdrawal amount will be considered an excess withdrawal.

If you withdraw less than the rider withdrawal amount in a rider year, the unused portion cannot be carried over to the next rider year.

RGMB 29 0108	(3)	(Income/Death-Joint - Enh)

ARTICLE II CONTINUED

WITHDRAWAL BASE

The withdrawal base is used to calculate the rider withdrawal amount. On the rider date, the initial withdrawal base is equal to the policy value (less any premium enhancements if the rider is added in the first policy year). During the rider year, the withdrawal base is increased by subsequent premium payments (less any premium enhancements), and is reduced for excess withdrawals.

On each rider anniversary, the withdrawal base will be set to the greatest of:

1)	The current withdrawal base;

2)	The policy value on the rider anniversary;

3)	The highest [monthly] policy value; or

4)	The current withdrawal base immediately prior to anniversary processing increased by the growth rate percentage.

The highest [monthly] policy value will be zero if there have been any excess withdrawals in the current rider year. Item 4) above will be zero after the [10th] rider anniversary or if there have been any withdrawals in the current rider year.

AUTOMATIC STEP-UP FEATURE

The rider receives an automatic step-up if the greater of the policy value on the rider anniversary or the highest [monthly] policy value exceeds the withdrawal base. This feature does not require the termination of the existing rider. This rider will continue with the same rider date and features. The rider fee percentage may be changed due to an automatic step-up. But there will be no increase in the rider fee percentage during the first [five] rider years. Following the [fifth] rider anniversary, the rider fee percentage may be increased due to an automatic step-up, but will not increase more than [0.75%] from the initial rider fee percentage shown on page 1.

You have the right to reject an automatic step-up within [30] days following a rider anniversary, if the rider fee percentage increases. If you reject an automatic step-up, you must notify us in a manner which is acceptable to us. Changes as a result of the automatic step-up feature will be reversed. Any increase in the rider fee percentage will also be reversed.

WITHDRAWAL BASE ADJUSTMENTS

Gross partial withdrawals, taken in a rider year, less than or equal to the rider withdrawal amount will not reduce the withdrawal base. Excess withdrawals will reduce the withdrawal base by the withdrawal base adjustment. The withdrawal base adjustment is the greater of 1) and 2), where:

1)	is the excess withdrawal amount; and

2)	is the result of (A multiplied by B), divided by C, where:

A)	is the excess withdrawal;

B)	is the withdrawal base prior to the excess withdrawal amount; and

C)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the withdrawal of the excess withdrawal amount.

RGMB 29 0108	(4)	(Income/Death-Joint - Enh)

ARTICLE II CONTINUED

DEATH BENEFIT

Upon the later of the annuitant or the annuitant’s spouse’s death, we will pay an additional death benefit amount equal to the excess, if any, of the rider death benefit over the base policy death benefit and this rider will then terminate. The rider death benefit on the rider date is equal to the policy value (less any premium enhancements, if the rider is added in the first policy year). The rider death benefit after the rider date is equal to the rider death benefit on the rider date plus any premiums (not including premium enhancements, if any) added after the rider date less any rider death benefit adjustments.

The rider death benefit does not reset due to the automatic step-up.

RIDER DEATH BENEFIT ADJUSTMENTS

Cumulative gross partial withdrawals, taken in a rider year, up to the rider withdrawal amount will reduce the rider death benefit by the same amount (dollar for dollar). Excess withdrawals will reduce the rider death benefit by the greater of:

1)	the excess withdrawal amount; and

2)	the result of (A divided by B), multiplied by C, where:

A)	is the excess withdrawal;

B)	is the policy value after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal; and

C)	is the rider death benefit after the rider withdrawal amount has been withdrawn, but prior to the excess withdrawal.

NURSING CARE OPTION

Definitions applicable to this option:

Elimination Period - [180] days within the last [365] days.

Hospital - An institution which 1) is operated pursuant to the laws of the jurisdiction in which it is located, 2) operates primarily for the care and treatment of sick and injured persons on an inpatient basis, 3) provides 24-hour nursing service by or under the supervision of registered graduate professional nurses, 4) is supervised by a staff of one or more licensed physicians, and 5) has medical, surgical and diagnostic facilities or access to such facilities.

Medical Necessity - Confinement prescribed by a physician based on the individual’s inability to sustain themselves outside of a hospital or nursing facility due to physical ailments.

Nursing Facility - A facility which 1) is licensed to operate pursuant to the laws and regulations of the state in which it is located, 2) provides care prescribed by a physician and performed or supervised by a registered graduate nurse on a 24-hour basis, 7 days a week, and 3) is not primarily a hospital, a home for the aged, a retirement home, a rest home, a community or assisted living center or a place primarily for the treatment of alcoholism, mental illness, or drug abuse.

Physician - A Doctor of Medicine or Doctor of Osteopathy who is licensed as such and operating within the scope of the license.

Waiting Period - [12] months from the rider date.

RGMB 29 0108	(5)	(Income/Death-Joint - Enh)

If either the annuitant or the annuitant’s spouse is confined, due to a medical necessity, in a hospital or nursing facility and has been so confined for the elimination period, benefits from this option are available provided that the waiting period requirement has been satisfied. The elimination period and waiting period do not need to occur consecutively. The nursing care option provides an increase to the withdrawal percentage (as described in the guaranteed lifetime withdrawal benefit provision of this Article), until the qualifying person or persons are no longer confined as described above. The increase in the withdrawal percentage provided by this option will be as follows:

Attained Age at	Nursing Care Option
First Withdrawal	Increase Percentage
[59+]	[100%]

As an example of the nursing care option benefit, assume that the first withdrawal under the rider was taken at attained age 72 and the applicable withdrawal percentage is 6.0%. If the qualification conditions for this option are met at any later date, then the withdrawal percentage will be increased by the nursing care option increase percentage applicable for attained age 72. The applicable attained age is based on the first withdrawal of any amount from the policy value under the rider itself, and is not based on any withdrawal under the nursing care option, unless that withdrawal is also the first withdrawal of any policy value under the rider itself.

If the nursing care option increase percentage for attained age 72 is 100%, then the nursing care option benefit provides an additional 6.0% to the withdrawal percentage resulting in a total withdrawal percentage of 12.0% while the nursing care option benefit continues to be available.

We will require confirmation of confinement while benefits are being received. Confirmation of confinement must be deemed satisfactory to us. Confirmation of confinement may be a statement from a physician or a hospital or nursing facility administrator and any other information deemed necessary by us to confirm confinement. When confinement has ceased, the withdrawal percentage will be as indicated in the guaranteed lifetime withdrawal benefit provision previously described in this Article. If confinement ceases and the rider remains active, you may re-qualify by satisfying the elimination period requirement and the benefits under this option will be available.

ARTICLE III

CONTINUATION

In the case of spousal joint owners where one spouse is the annuitant, if the spouse who is not the annuitant dies and the surviving spouse is the sole beneficiary, the surviving spouse may elect to continue the policy and rider. No additional death benefit will be paid under this rider at this time.

ANNUITIZATION

Prior to the maximum annuity commencement date, the company will provide you with lifetime income payments that are no less than your rider withdrawal amount if a Life Only Payment Option (No Period Certain) is elected. The lifetime income payments must begin no later than 1 year after the owner’s death and will be equal to the rider withdrawal amount divided by the number of payments made per year.

RGMB 29 0108	(6)	(Income/Death-Joint - Enh)

ARTICLE III CONTINUED

RIDER UPGRADE

You may elect, in writing, to upgrade the withdrawal base to the policy value within [30] days after the [fifth] rider anniversary and every [fifth] rider anniversary thereafter, subject to the issue age restrictions on the new rider. If an upgrade is elected, this rider will terminate and a new rider with the same features will be issued with a new rider date. The new rider will have its own growth rate percentage which may be lower than this rider’s growth rate percentage. The new rider will have its own rider fee percentage which may be higher than this rider’s rider fee percentage.

At the time of upgrade, the rider death benefit will also be upgraded to the policy value and the rider withdrawal amount will be recalculated based on the new withdrawal base.

The new rider date will be the date the Company receives all information necessary, in a written form acceptable to the Company, to process the upgrade.

Signed for us at our home office.

SECRETARY	PRESIDENT

RGMB 29 0108	(7)	(Income/Death-Joint - Enh)